EXHIBIT 99.1


AmeriVest Properties Inc. - Logo
AMEX listed with AMV ticker symbol
AmeriVest Properties Inc.
     Forward-looking statement disclaimer
          This presentation includes forward-looking statements that include risks and uncertainties. In the opinion of AmeriVest Properties Inc., such statements are believed to be reasonable, but there can be no assurances that such expectations will prove to be correct. For a discussion of factors that could affect the outcome, please refer to the company filings with the Securities and Exchange Commission.

Chart

     Source: NAREIT
          Equity Market Capitalization
               1971 - December 2000 (from $9 billion in 1990 to $138 billion in
               2000)
Chart
     Source: NAREIT
          Performance - REITs Measure Up
               The Compounded Annual Total Return 1972 2000
                        Bonds - 9.10%
                        Equity REITs - 12.50%
                        S & P 500 - 13.50%
                        US Small Stock - 14.70%
Table
     AmeriVest Stock Profile
          Symbol - AMV
          Exchange - AMEX
          Shares Outstanding - 2,976,939
          Estimated Float - 1,800,000
          Annual Dividend Rate - $.50/share
          DRIP Enrollment - 669,544/ 23%
          Recent Price- $5.25
          52 Week Range - $3.31 to $5.50
          Market Capitalization - $15,628,929
          Fiscal Year End - December 31
          Insider Ownership - 25%

Chart
     Source: AmeriVest
          Dividends Paid Per Share
               1997 - $0.45
               1998 - $0.465
               1999 - $0.48
               2000 - $0.49

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Chart
     Source:http://finance.yahoo.com
          AmeriVest Stock Price Graph as of 3-Feb-2001
          2 year period April 1999 to February 2001
               200 day moving avg.
               50 day moving avg.
Graph
     Source: Morningstar.com
          Total Return to Shareholders Graph(cumulative return from 1/1/97 through 12/31/00 comparing:
               AmeriVest Properties Inc.
               Industry (Morningstar select real estate companies)
               S & P 500
                    Footnote: Total return based on stock price appreciation and reinvestment of all dividends.
Table
     AmeriVest Properties Inc. Total Return to Shareholders Table
          AMV
               1 year avg.- 18.1%, 2 year avg.- 21.6%,  3 year avg.- 14.4%,
               4 year  avg.-21.7%, BETA- 0.32
          Industry
               1 year avg.- 12.2%, 2 year avg.- 4.2%, 3 year avg. (2.2)%,
               4 year avg.- 4.8%, BETA- N/A
          S & P 500
               1 year avg.- -9.1%,  2 year avg.- 6.0%, 3 year avg.- 13.5%,
               4 year avg.- 18.5%, BETA- N/A
                    Footnote: Total return based on stock price appreciation and reinvestment of all dividends.
                    Beta as reported by Blomberg.com as of 2/6/01. (Beta is a measure of a stock's volatility in relation to market volatility).
Chart/Table
     AmeriVest Management
          Organizational Chart
               William Atkins - Chairman/CEO
                    Charles K. Knight - President
                    John B. Greenman - Vice President
                    Alexander S. Hewitt -Vice President/ Secretary
                    D. Scott Ikenberry - CFO
     AmeriVest Management
          Table
               Age
                    William Atkins - 51
                    Charles K. Knight - 43
                    John B. Greenman - 46
                    Alexander S. Hewitt - 43
                    D. Scott Ikenberry - 50

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               Years with Company/Affiliates
                    William Atkins - 10
                    Charles K. Knight - 3
                    John B. Greenman - 6
                    Alexander S. Hewitt - 10
                    D. Scott Ikenberry - 7
               Years in Industry
                    William Atkins - 22
                    Charles K. Knight - 7
                    John B. Greenman - 11
                    Alexander S. Hewitt - 10
                    D. Scott Ikenberry - 22
Chart
     Source: AmeriVest
          Total Assets
               1997 - $12 mm
               1998 - $24 mm
               1999 - $30 mm
               2000 - $42.3mm for 9 months
Charts
     Source: AmeriVest
          Annual Revenues
               1997 - $2.5 mm
               1998 - $3.8 mm
               1999 - $5.99 mm
          9 Month Comparison - Revenues
               1999 - $4.312 mm
               2000 - $5.271 mm
Charts
     Source: AmeriVest
          Operating Cash Flow (FFO)
               1997 - $450,000
               1998 - $755,000
               1999 - $1,330,000
          9 Month Comparison - FFO
               1999 - $915,000
               2000 - $1,222,000
Chart
     Source: AmeriVest
          Earnings Per Share
               1997 -  $-0.09
               1998 -  $-0.21
               1999 -  $0.50
               2000 -  $1.13 for 9 months
Photo
     Sheridan Plaza at Inverness, 383 Inverness Drive South

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Photo
     1777 S. Bellaire Street, Denver, CO before renovation
Photo
     1780 S. Bellaire Street, Denver, CO before renovation
Photo
     1805 S. Bellaire Street, Denver, CO before renovation
Rendering
     Guy Thornton Architect
          1777 S. Bellaire Street, Denver, CO after renovation
Rendering
     Guy Thornton Architect
          1805 S. Bellaire Street, Denver, CO after renovation
Rendering
     Guy Thornton Architect
          1780 S. Bellaire Street, Denver, CO after renovation
Rendering
     Guy Thornton Architect
          South Bellaire Street, Denver, CO
               Streetscape/Parking Lot Study
Table
     Sheridan Center Renovation Pro-forma
          Total Investment: $10,000,000 at acquisition; $14,000,000 after renovation
          Gross Income:  $1,700,000 at acquisition; $2,600,000 after renovation
          Expenses:  $700,000 at acquisition; $900,000 after renovation
          Net Income: $1,000,000 at acquisition; $1,700,000 after renovation Return on Investment: 10% at acquisition; 12% after renovation
Table
     Source: SNL Securities as of 9/30/00
          AmeriVest Valuation Matrix
               Office Industry Median
                    FFO - 9.2 X
                    Dividend Yield - 8.0%
                    Net Asset Valuation - N/A
               Indicated Valuation of AMV
                    FFO - $6.57
                    Dividend Yield - $6.25
                    Net Asset Valuation - $6.00 ^ *
                    o Management's opinion of Net Asset Value per share based on recent Appraisals, September 30 Balance Sheet and Capitalized Value of Annual Net Operating Income

AmeriVest Properties Inc. - Mission Statement
     The future of America's economic growth is clearly within its small and mid-sized businesses. AmeriVest Properties acquires, develops and operates multi-tenant office properties in select high growth markets that serve these businesses. Our target properties provide efficient physical design with current generation technology, and our management responds quickly and creatively to tenant needs. In this manner we build customer loyalty, outperform our competition, and generate superior returns to our shareholders.

AmeriVest Properties Inc. - Logo